JOINT FILING AGREEMENT

This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of Series A Common Stock of Controladora Vuela Compañía de Aviación, S.A.B. de C.V. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

February 14, 2019	DISCOVERY AMERICAS II, L.P.

	By:	Discovery Americas Associates II, L.P.,
its general partner

	By:	Discovery Americas Holdings, LLC,
its general partner

	By:	Discovery Americas Holdings, LP,
its sole member

	By:	Discovery Americas Investment Partners,
Corp., its general partner

	By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

DISCOVERY AMERICAS ASSOCIATES II, L.P.

By:	Discovery Americas Holdings, LLC,
its general partner

By:	Discovery Americas Holdings, LP,
its sole member

By:	Discovery Americas Investment Partners,
Corp., its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

DISCOVERY AMERICAS HOLDINGS, LLC

By:	Discovery Americas Holdings, LP,
its sole member

By:	Discovery Americas Investment Partners,
Corp., its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

DISCOVERY AMERICAS HOLDINGS, LP

By:	Discovery Americas Investment Partners, Corp., its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

DISCOVERY AMERICAS INVESTMENT PARTNERS, CORP.

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

BANCO INVEX, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, INVEX GRUPO FINANCIERO, FIDUCIARIO FIDEICOMISO F/2917

By:	/s/ Pedro Izquierdo Rueda
Pedro Izquierdo Rueda
Delegados Fiduciario

By:	/s/ Talina Ximena Mora Rojas
Talina Ximena Mora Rojas
Delegados Fiduciario

ATLAS DISCOVERY MEXICO, S. DE R.L. DE C.V.

By:	/s/ Carlos Miguel Mendoza Valencia
Carlos Miguel Mendoza Valencia
Authorized Signatory

DISCOVERY AMERICAS ASSOCIATES II MEXICO, L.P.

By:	Discovery Americas Holdings, LLC,
its general partner

By:	Discovery Americas Holdings, LP,
its sole member

By:	Discovery Americas Investment Partners, Corp., its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Partner

ATLAS PRIVATE EQUITY, LLC

By:	/s/ Harry F. Krensky
Harry F. Krensky
Sole Member

STARFISH TLC FUND

By:	/s/ Harry F. Krensky
Harry F. Krensky
Chief Investment Officer

/s/ Harry F. Krensky
HARRY F. KRENSKY